TOUCHSTONE CORE BOND FUND                                    SUMMARY PROSPECTUS
CLASS A TICKER: TOBAX    CLASS C TICKER: TODCX               JANUARY 28, 2010

Before you invest, you may want to review the fund's Prospectus, which contains information about the fund and its risks. The fund's Prospectus and Statement of Additional Information, both dated January 28, 2010, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund's Prospectus and other information about the fund, go to www.TouchstoneInvestments.com/home/formslit/, call 1.800.543.0407, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.

THE FUND'S INVESTMENT GOAL

The Touchstone Core Bond Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 or more in the Touchstone Funds. More information about these and other discounts is available from your financial professional and in the section entitled "Choosing a Class of Shares" in the Fund's prospectus and in the sections entitled "Choosing a Share Class" and "Other Purchase and Redemption Information" in the Fund's Statement of Additional Information.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                      Class A     Class C
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Maximum Sales Charge Imposed on
    Purchases (as a percentage of offering price)       4.75%       None
Maximum Deferred Sales Charge
    (as a percentage of original purchase price
    or the amount redeemed, whichever is less)          None        1.00%
Wire Redemption Fee                                   Up to $15   Up to $15
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ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE
OF THE VALUE OF YOUR INVESTMENT)

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Management Fees                                         0.50%       0.50%
Distribution (12b-1) Fees                               0.25%       1.00%
Other Expenses                                          0.46%       0.60%
Acquired Fund Fees and Expenses (AFFE)(1)               0.02%       0.02%
Total Annual Fund Operating Expenses                    1.23%       2.12%
Fee Waiver and/or Expense Reimbursement(2)              0.31%       0.45%
Total Annual Fund Operating Expenses After Fee Waiver
  and/or Expense Reimbursement                          0.92%       1.67%
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(1)   The total annual fund operating expenses do not correlate to the ratio of expenses that are included in the Fund's Annual Report dated September 30, 2009 because the Annual Report does not include Acquired Fund Fees and Expenses.

(2) Touchstone Advisors and the Trust have entered into an expense limitation agreement whereby Touchstone Advisors has contractually agreed to waive a portion of its fees and/or reimburse certain Fund expenses in order to limit annual fund operating expenses to 0.90% and 1.65% for Class A shares and Class C shares, respectively. This expense limitation will remain in effect until at least January 27, 2011 but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the shareholders.

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EXAMPLE. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (reflecting any contractual fee waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                                   Assuming No
                         Assuming Redemption at End of Period      Redemption
                              Class A       Class C                 Class C
1 Year                         $564          $270                     $170
3 Years                        $818          $621                     $621
5 Years                        $1,090        $1,098                   $1,098
10 Years                       $1,867        $2,416                   $2,416
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PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 277% of the average value of its portfolio.

THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

The Fund normally invests at least 80% of its net assets (including borrowings for investment purposes) in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities and corporate debt securities. Shareholders will be provided with at least 60 days' prior notice of any change in this policy. The Fund expects to have an average effective maturity of between 5 and 15 years. The Fund invests at least 80% of its total assets in investment-grade debt securities, but may invest up to 20% of its total assets in non-investment grade debt securities rated less than a BBB-/Baa3 rating by Moody's Investors Service, Standard & Poor's Ratings Group or Fitch Ratings. Non-investment grade debt securities are often referred to as "junk bonds" and are considered speculative. The Fund may also invest in U.S. dollar denominated foreign debt securities.

In deciding what securities to buy and sell for the Fund, the sub-advisor, Fort Washington Investment Advisors, Inc. ("Fort Washington"), analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund's portfolio. Fort Washington follows a disciplined sector allocation process in order to build a broadly diversified portfolio of bonds.

The Fund may engage in frequent and active trading as part of its principal investment strategy.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

      o If interest rates go up, causing the value of any debt securities held by the Fund to decline

      o Because securities with longer maturities may lose more value due to increases in interest rates than securities with shorter maturities

      o Because mortgage-related securities and asset-backed securities may lose more value due to changes in interest rates than other debt securities and are subject to prepayment

      o If the issuer of a security is unable to make timely payments of principal or interest when due

      o Because issuers of non-investment grade debt securities are more likely to be unable to make timely payments of interest or principal, particularly during an economic downturn or recession

      o Because foreign securities may have unique risks and may lose more value than U.S. securities

      o If the analysis used by Fort Washington to select securities does not identify attractive investments

While some of the U.S. Government securities held by the Fund are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of the government agency issuing the security. The Fund may not be able to make a claim against the U.S. Government if the agency issuing the security does not meet its obligations. Securities backed by the full faith and credit of the U.S. Government include Treasury bills, Treasury notes, Treasury bonds, Government National Mortgage Association ("GNMA") securities and Overseas Private Investment Corporation ("OPIC") securities. Securities backed only by the credit of the government agency issuing the security include securities issued by the Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Agricultural Mortgage Corporation ("FMAC"), Student Loan Marketing Association ("SLMA"), Small Business Administration ("SBA") and Tennessee Valley Authority ("TVA").

Investment grade debt securities may be downgraded by a Nationally Recognized Statistical Rating Organization ("NRSRO") to below investment grade status, which would increase the risk of holding these securities or a rating may become stale in that it fails to reflect changes to an issuer's financial condition. Ratings represent the rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely credit ratings in response to subsequent events. In addition, ratings agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Investment-grade debt securities in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities in the higher-rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher-grade securities.

Frequent and active trading may result in greater expenses to the Fund and may generate more taxable short-term gains for shareholders, which may lower the Fund's performance.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

THE FUND'S PERFORMANCE

The bar chart and performance table below illustrate some indication of the risks of investing in the Fund. This bar chart shows changes in performance (before taxes) of the Fund's Class A shares for each of the last 10 calendar years. The bar chart does not reflect any sales charges, which would reduce your return. The Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available at no cost by visiting www.TouchstoneInvestments.com or by calling 1.800.543.0407.

CORE BOND FUND - CLASS A TOTAL RETURNS

[BAR CHART]

2000    2001    2002    2003    2004    2005    2006    2007    2008    2009

9.72%   6.65%   8.74%   3.25%   3.03%   1.58%   3.84%   5.36%   -5.19%  18.02%

Best Quarter: 3rd Quarter 2009 + 7.14%   Worst Quarter: 3rd Quarter 2008 - 2.68%

The performance table compares the Fund's average annual total returns (before and after taxes) for the period ended December 31, 2009, to those of the Barclays Capital U.S. Aggregate Bond Index. After-tax returns are calculated using the highest individual federal income tax rate and do not reflect the impact of state and local taxes. Your after-tax returns may differ from those shown and depend on your tax situation. The after-tax returns do not apply to shares held in an IRA, 401(k) or other tax-deferred account. The after-tax returns shown in the table are for Class A shares only. The after-tax returns for other classes of shares offered by the Fund will differ from the Class A after-tax returns.

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED DECEMBER 31, 2009

                                                 1 Year      5 Years    10 Years
CORE BOND FUND - CLASS A
--------------------------------------------------------------------------------
Return Before Taxes                              12.38%       3.44%      4.84%
Return After Taxes on Distributions              10.57%       1.81%      3.06%
Return After Taxes on Distributions and
    Sale of Fund Shares                           7.96%       1.95%      3.06%
Barclays Capital U.S. Aggregate Bond Index        5.93%       4.97%      6.33%
(reflects no deductions for fees, expenses
    or taxes)
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CORE BOND FUND - CLASS C
--------------------------------------------------------------------------------
Return Before Taxes                              17.12%       3.66%      4.49%
Barclays Capital U.S. Aggregate Bond Index        5.93%       4.97%      6.33%
(reflects no deductions for fees, expenses
    or taxes)
--------------------------------------------------------------------------------

INVESTMENT ADVISOR                    INVESTMENT SUB-ADVISOR

Touchstone Advisors, Inc.             Fort Washington Investment Advisors, Inc.

PORTFOLIO MANAGER(S)

Timothy J. Policinski, CFA
Managing Director and Senior Portfolio Manager
Managing Director and Senior Portfolio Manager since 2005
Managing Fund since 2001

Daniel J. Carter, CFA
Assistant Vice President and Portfolio Manager
Assistant Vice President and Portfolio Manager since 2007
Managing Fund since 2001

BUYING AND SELLING FUND SHARES

Minimum Investment Requirements
                                                        Initial     Additional
                                                       Investment   Investment
--------------------------------------------------------------------------------
Regular Account                                      $      2,500   $       50
Retirement Account or Custodial Account under
      the Uniform Gifts/Transfers to Minors Act      $      1,000   $       50
Investments through the Automatic Investment Plan    $        100   $       50
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You may buy and sell shares in the Fund on a day when either the bond market or the New York Stock Exchange is open for trading (bond market closing information is provided by the Securities Industry and Financial Markets Association at www.sifma.org). You may purchase and sell shares of the Fund directly from Touchstone Securities, Inc. or through your financial advisor. For more information about buying and selling shares see the section "Investing with Touchstone" of the Fund's prospectus or call 1.800.543.0407.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial institution (such as a bank), the Fund and its related companies may pay the financial institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial institution's web site for more information.